UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

_____________________

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

_________________________

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3851 West Hamlin Road

Rochester Hills, Michigan 48309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	INFU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.      Submission of Matters to a Vote of Security Holders.

At the Company’s 2020 Annual Meeting of Stockholders held on May 20, 2020, the matters voted upon and the number of votes for, against or withheld, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

Proposal No. 1:

The Company's Board Nominees

	For	Withheld	Broker Non-Votes
Richard DiIorio	15,180,305	278,148	2,574,966
Paul Gendron	15,180,355	278,098	2,574,966
Gregg Lehman	15,171,738	286,715	2,574,966
Darrell Montgomery	15,012,728	445,725	2,574,966
Christopher Sansone	15,042,610	415,843	2,574,966
Scott Shuda	15,042,610	415,843	2,574,966

All six of the Company's Board nominees (Messrs. DiIorio, Gendron, Lehman, Montgomery, Sansone and Shuda) were elected to the Board.

Proposal No. 2:

The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement as follows:

For	Against	Abstain	Broker Non-Votes
15,434,884	7,647	15,922	2,574,966

Proposal No. 3:

The Company's stockholders approved, on a non-binding, advisory basis, conducting advisory votes on the compensation of the Company's named executive officers every year as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
14,897,467	276,403	278,547	6,036	2,574,966

The Company's Board has determined that the Company will continue to submit the vote to approve the compensation of the Company’s named executive officers on a non-binding, advisory basis to shareholders every year.

Proposal No. 4:

The Company's stockholders ratified the appointment of BDO USA, LLP as the Company's registered independent accounting firm for the fiscal year ending December 31, 2020 as follows:

For	Against	Abstain	Broker Non-Votes
18,011,888	5,258	16,273	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Barry Steele
Barry Steele
Chief Financial Officer

Dated: May 22, 2020